Exhibit 10.13

AWARD TERMS OF
OPTIONS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN
FOR GRANTEES LOCATED IN THE U.S.
____________________________________________________________________________________________

Introduction
You have been granted stock options under the E. I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan itself, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”). A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Grant Award	You must expressly accept the terms and conditions of your Award as set forth in this

Acceptance	Agreement. To accept, log on to Merrill Lynch Benefits OnLine at www.benefits.ml.com, select Equity Plan > Grant Information > Pending Acceptance.

IF YOU DO NOT ACCEPT YOUR AWARD IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR AWARD WILL BE SUBJECT TO CANCELLATION.

Date of Grant	February 5, 2014 (“Date of Grant”)

Type of Options    Non-qualified stock options (“Options”)

Exercise Price	$61.90

Expiration Date	The Options will expire no later than February 4, 2021, or two years after the date of your death if earlier. However, the Options may expire sooner. Please refer to “Termination of Employment” below.

Vesting Schedule	One-third (1/3) of the Options (rounded to a whole number of shares) will become exercisable on February 5, 2015.

One-third (1/3) of the Options (rounded to a whole number of shares) will become exercisable on February 5, 2016.

The remaining Options will become exercisable on February 5, 2017.

Termination
of Employment

Under 55/10 Rule
If you terminate employment after attainment of age 55 with at least 10 years of service and either (i) you are an active employee for six months following the Date of Grant or (ii) you have been notified by the Company or, if different, your employer (the “Employer”), that your employment with the Company or Employer will terminate because of either lack of work or divestiture to an entity less than 50% owned by DuPont, the Options will be exercisable through the Expiration Date set forth above. After that date, any unexercised Options will expire. Any unvested Options as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, or Disability
The Options will be exercisable through the date that is one year after the date of your termination of employment, or, if earlier, the Expiration Date set forth above. After that date, any unexercised Options will expire. Any unvested Options as of the date of termination will continue to vest in accordance with the Vesting Schedule set forth above.

Due to Death
The Options will be exercisable through the date that is two years after the date of your termination of employment or, if earlier, the Expiration Date set forth above.  After that date, any unexercised Options will expire. Any unvested Options as of the date of termination will be automatically vested.

Due to Any Other Reason (such as voluntary termination)	Options must be exercised by the date on which you terminate employment.

Restricted Conduct
If you engage in any of the conduct described in subparagraphs (i) through (v) below for any reason, in addition to all remedies in law and/or equity available to the Company or any Subsidiary or Affiliate, you shall forfeit all unvested Options. For purposes of subparagraphs (i) through (v) below, “Company” shall mean E. I. du Pont de Nemours and Company and/or any of its Subsidiaries or Affiliates.

(i) Confidential Information. During the course of your employment with the Company and thereafter, you use or disclose, except on behalf of the Company and pursuant to the Company’s directions, any Company “Confidential Information” (i.e., information concerning the Company and its business that is not generally known outside the Company, and includes, but is not limited to, (a) trade secrets; (b) intellectual property; (c) information regarding the Company’s present and/or future products, developments, processes and systems, including invention disclosures and patent applications; (d) information on customers or potential customers, including customers’ names, sales records, prices, and other terms of sales and Company cost information; (e) Company business plans, marketing plans, financial data and projections; and (f) information received in confidence by the Company from third parties. Information regarding products, services or technological innovations in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company is considering for broader use, shall be deemed not generally known until such broader use is actually commercially implemented.); and/or

(ii) Solicitation of Employees. During your employment and for a period of one year following the termination of your employment for any reason, you hire, recruit, solicit or induce, or cause, allow, permit or aid others to hire, recruit, solicit or induce, any employee of the Company who possesses Confidential Information of the Company to terminate his/her employment with the Company and/or to seek employment with your new or prospective employer; and/or

(iii) Solicitation of Customers. During your employment and for a period of one year following the termination of your employment for any reason, you, directly or indirectly, on behalf of yourself or any other person, company or entity, solicit or participate in soliciting, products or services competitive with or similar to products or services offered by, manufactured by, designed by or distributed by the Company to any person, company or entity which was a customer or potential customer for such products or services and with which you had direct or indirect contact regarding those products or services or about which you learned Confidential Information at any time during the two years prior to your termination of employment with the Company; and/or

(iv) Non-Competition regarding Products or Services. During your employment and for a period of one year following the termination of your employment for any reason, you, directly or indirectly, in any capacity, provide products or services competitive with or similar to products or services offered by the Company to any person, company or entity which was a customer for such products or services and with which customer you had direct or indirect contact regarding those products or services or about which customer you learned Confidential Information at any time during the two years prior to your termination of employment with the Company; and/or

(v) Non-Competition regarding Activities. During your employment and for a period of one year following the termination of your employment for any reason, you engage in activities which are entirely or in part the same as or similar to activities in which you engaged at any time during the two years preceding termination of your employment with the Company for any person, company or entity in connection with products, services or technological developments (existing or planned) that are entirely or in part the same as, similar to, or competitive with, any products, services or technological developments (existing or planned) on which you worked at any time during the two years preceding termination of your employment. This paragraph applies in countries in which you have physically been present performing work for the Company at any time during the two years preceding termination of your employment.

Recoupment Policy	This Award shall be subject to the Company’s Incentive Compensation Clawback Policy (as it may be amended from time to time), the terms of which are incorporated herein by reference.

Repayment/

Forfeiture
Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time.

Exercise Methods	There are four exercise methods from which to choose. Due to local legal requirements, not all methods are available in all countries.

Withholding
You acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Options, including, but not limited to, the grant, vesting or exercise of the Options, the subsequent sale of shares of Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Options to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon exercise of the Options either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent).

Finally, you agree to pay to the Company or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items

Non-transferability	You may not transfer these Options, except by will or laws of descent and distribution. The Options are exercisable during your lifetime only by you or your guardian or legal representative.

Severability
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Waiver
You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

Imposition of Other

Requirements
The Company reserves the right to impose other requirements on your participation in this Agreement, on the Options and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

AWARD TERMS OF
TIME-VESTED RESTRICTED STOCK UNITS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN
FOR GRANTEES LOCATED IN THE U.S.
____________________________________________________________________________________________

Introduction
You have been granted time-vested Restricted Stock Units under the E. I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”). A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Grant Award         You must expressly accept the terms and conditions of your Award as set forth in this Acceptance        Agreement. To accept, log on to Merrill Lynch Benefits OnLine at www.benefits.ml.com, select Equity Plan > Grant Information > Pending Acceptance.

IF YOU DO NOT ACCEPT YOUR RESTRICTED STOCK UNITS IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR RESTRICTED STOCK UNITS WILL BE SUBJECT TO CANCELLATION.

Date of Grant        February 5, 2014 (“Date of Grant”)

Type of Awards    Time-vested Restricted Stock Units

Dividend Equivalents
Dividends payable on the shares represented by your Restricted Stock Units (including whole and fractional Restricted Stock Units) will be allocated to your account in the form of additional Restricted Stock Units (whole and fractional) based upon the closing Stock price on the date of the dividend payment.

Restricted Period
You may not sell, gift, or otherwise transfer or dispose of any of the Restricted Stock Units during the “Restricted Period.” The Restricted Period commences on the Date of Grant and lapses as set forth herein.

On February 5, 2015, the Restricted Period will lapse with respect to one-third (1/3) of the Restricted Stock Units, including dividend equivalents (rounded to a whole number of units).

On February 5, 2016, the Restricted Period will lapse with respect to one-third (1/3) of the Restricted Stock Units, including dividend equivalents (rounded to a whole number of units).

On February 5, 2017, the Restricted Period will lapse with respect to the remaining Restricted Stock Units, including dividend equivalents.

Termination
of Employment

Under 55/10 Rule
If you terminate employment after attainment of age 55 with at least 10 years of service and either (i) you are an active employee for six months following the Date of Grant or (ii) you have been notified by the Company or, if different, your employer (the “Employer”), that your employment with the Company or Employer will terminate because of either lack of work or divestiture to an entity less than 50% owned by DuPont, the Restricted Stock Units will remain subject to the Restricted Period set forth above.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, Disability, or Death	The Restricted Period on all units will lapse.

Due to Any Other Reason (such as voluntary termination)	Restricted Stock Units that are subject to a Restricted Period will be forfeited.

Payment
Except in the case of termination due to lack of work, divestiture to an entity less than 50% owned by DuPont, disability or death, Restricted Stock Units shall be paid to you when the Restricted Period lapses in accordance with the schedule set forth under “Restricted Period.” In the case of termination due to lack of work, divestiture to an entity less than 50% owned by DuPont, disability or death, Restricted Stock Units shall be paid to you or your beneficiary (or estate if there is no beneficiary), as applicable, within sixty days of the date on which the Restricted Period lapses as a result of the termination. Restricted Stock Units are payable in one share of Stock for each whole unit and a cash payment for any fraction of a unit. The value of each fractional unit will be based on the average high and low prices of Stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Code Section 409A
To the extent that an amount that is considered “nonqualified deferred compensation” subject to Code Section 409A (“deferred compensation”) is payable on account of your termination of employment, no amounts shall be paid hereunder on account thereof unless such termination of employment constitutes a “separation from service,” within the meaning of Code Section 409A. If you are a “specified employee,” within the meaning of Code Section 409A, no amount that is deferred compensation shall be paid or delivered, on account of your separation from service, earlier than the date that is six months after such separation from service. Amounts otherwise payable during that six month period shall be paid on the date that is six months and one day after your separation from service.

The Restricted Stock Units are intended to be exempt from or compliant with Code Section 409A and the U.S. Treasury Regulations relating thereto so as not to subject you to the payment of additional taxes and interest under Code Section 409A or other adverse tax consequences. In furtherance of this intent, the provisions of this Agreement will be interpreted, operated, and administered in a manner consistent with these intentions. The Committee may modify the terms of this Agreement, the Plan or both, without your consent, in the manner that the Committee may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This section does not create an obligation on the part of the Company to modify the terms of this Agreement or the Plan and does not guarantee that the Restricted Stock Units or the delivery of shares of Stock upon vesting/settlement of the Restricted Stock Units will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section

409A. In no event whatsoever shall the Company be liable to any party for any additional tax, interest or penalties that may be imposed on you by Code Section 409A or any damages for failing to comply with Code Section 409A.

Restricted Conduct
If you engage in any of the conduct described in subparagraphs (i) through (v) below for any reason, in addition to all remedies in law and/or equity available to the Company or any Subsidiary or Affiliate, you shall forfeit all Restricted Stock Units. For purposes of subparagraphs (i) through (v) below, “Company” shall mean E. I. du Pont de Nemours and Company and/or any of its Subsidiaries or Affiliates.

(i) Confidential Information. During the course of your employment with the Company and thereafter, you use or disclose, except on behalf of the Company and pursuant to the Company’s directions, any Company “Confidential Information” (i.e., information concerning the Company and its business that is not generally known outside the Company, and includes, but is not limited to, (a) trade secrets; (b) intellectual property; (c) information regarding the Company’s present and/or future products, developments, processes and systems, including invention disclosures and patent applications; (d) information on customers or potential customers, including customers’ names, sales records, prices, and other terms of sales and Company cost information; (e) Company business plans, marketing plans, financial data and projections; and (f) information received in confidence by the Company from third parties. Information regarding products, services or technological innovations in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company is considering for broader use, shall be deemed not generally known until such broader use is actually commercially implemented.); and/or

(ii) Solicitation of Employees. During your employment and for a period of one year following the termination of your employment for any reason, you hire, recruit, solicit or induce, or cause, allow, permit or aid others to hire, recruit, solicit or induce, any employee of the Company who possesses Confidential Information of the Company to terminate his/her employment with the Company and/or to seek employment with your new or prospective employer; and/or

(iii) Solicitation of Customers. During your employment and for a period of one year following the termination of your employment for any reason, you, directly or indirectly, on behalf of yourself or any other person, company or entity, solicit or participate in soliciting, products or services competitive with or similar to products or services offered by, manufactured by, designed by or distributed by the Company to any person, company or entity which was a customer or potential customer for such products or services and with which you had direct or indirect contact regarding those products or services or about which you learned Confidential Information at any time during the two years prior to your termination of employment with the Company; and/or

(iv) Non-Competition regarding Products or Services. During your employment and for a period of one year following the termination of your employment for any reason, you, directly or indirectly, in any capacity, provide products or services competitive with or similar to products or services offered by the Company to any person, company or entity which was a customer for such products or services and with which customer you had direct or indirect contact regarding those products or services or about which customer you learned Confidential Information at any time during the two years prior to your termination of employment with the Company; and/or

(v) Non-Competition regarding Activities. During your employment and for a period of one year following the termination of your employment for any reason, you engage in activities which are entirely or in part the same as or similar to activities in which you engaged at any time during the two years preceding termination of your employment with the Company for any person, company or entity in connection with products, services or technological developments (existing or planned) that are entirely or in part the same as, similar to, or competitive with, any products, services or technological developments (existing or planned) on which you worked at any time during the two years preceding termination of your employment. This paragraph applies in countries in which you have physically been present performing work for the Company at any time during the two years preceding termination of your employment.

Recoupment Policy	This Award shall be subject to the Company’s Incentive Compensation Clawback Policy (as it may be amended from time to time), the terms of which are incorporated herein by reference.

Repayment/

Forfeiture
Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time.

Deferral	If you are an officer of the Company, you may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding
You acknowledge that the Company and/or your employer (the “Employer”) (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or (iii) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units.

If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.

Finally, you agree to pay to the Company or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

Notwithstanding anything in this section to the contrary, to avoid a prohibited acceleration under Code Section 409A, if shares of Stock subject to the Restricted Stock Units will be withheld (or sold on your behalf) to satisfy any Tax Related Items arising prior to the date of settlement of the Restricted Stock Units for any portion of the Restricted Stock Units that is considered nonqualified deferred compensation subject to Code Section 409A, then the number of shares withheld (or sold on your behalf) shall not exceed the number of shares that equals the liability for Tax-Related Items.

Severability
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Waiver
You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

Imposition of Other

Requirements
The Company reserves the right to impose other requirements on your participation in this Agreement, on the Restricted Stock Units and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

AWARD TERMS OF
PERFORMANCE-BASED RESTRICTED STOCK UNITS GRANTED UNDER THE
DUPONT EQUITY AND INCENTIVE PLAN
FOR GRANTEES LOCATED IN THE U.S.
____________________________________________________________________________________________

Introduction
You have been granted performance-based Restricted Stock Units (“Units”) under the E. I. du Pont de Nemours and Company Equity and Incentive Plan (“Plan”), subject to the following Award Terms. This grant is also subject to the terms of the Plan, which is hereby incorporated by reference. However, to the extent that an Award Term conflicts with the Plan, the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”). A copy of the Plan, and other Plan-related materials, such as the Plan prospectus, are available at:

www1.lvs.dupont.com/employeebenefits/sharesandstockoption.html.

Grant Award        You must expressly accept the terms and conditions of your Award as set forth in this Acceptance        Agreement. To accept, log on to Merrill Lynch Benefits Online at www.benefits.ml.com, select Equity Plan >Grant Information > Pending Acceptance.

IF YOU DO NOT ACCEPT YOUR UNITS IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR UNITS WILL BE SUBJECT TO CANCELLATION.

Date of Grant        February 5, 2014 (the “Date of Grant”)

Type of Award        Units

Dividend Equivalents
Dividends payable on the total number of shares represented by your Units (including whole and fractional Units) will be allocated to your account in the form of Units (whole and fractional) based upon the closing stock price on the date of the dividend payment. Dividend equivalent units will be determined after the end of the Performance Period and credited to your account at that time based on the performance-adjusted number of Units in your account. Dividend equivalent units will be calculated by taking the final performance-adjusted Units and calculating the dividend equivalent units for the first dividend payment date for the Performance Period. The resulting number of dividend equivalent units from the first dividend payment date will be added to the final performance-adjusted number of Units before calculating the dividend equivalent units for the second dividend payment date during the Performance Period. This process will be repeated for each subsequent dividend payment date during the Performance Period.

Performance Period	January 1, 2014 - December 31, 2016

Vesting Terms	You may not sell, gift, or otherwise transfer or dispose of any of the Units.

If you remain an active employee from the Date of Grant through the last day of the Performance Period, the number of Units that have vested as of the end of the Performance Period, if any, will be based on the achievement of the Performance Metrics set forth below. Except as set forth below, if you terminate employment after the Date of Grant but prior to the last day of the Performance Period, unvested Units will be forfeited.

Performance Metrics	The final number of Units earned is based upon the Company’s revenue growth and total shareholder return relative to a group of its peer companies.

Performance and payout are determined independently for each metric. The final overall Award is the sum of the two elements

Revenue Payout % x Target Award x 50%	+	TSR Payout % x Target Award x 50%	=	Final Award

1.Revenue growth

Revenue growth is measured based on revenue/sales as reported in company filings and adjusted for major acquisitions/divestitures, if the impact in aggregate is 5% or more. (DuPont transactions above $200 million annualized revenue will be considered for inclusion in the aggregate.)

Revenue Growth Percentile Ranking	Percent of Target Award Earned
≤ 25th	0%
25th*	25% (threshold)
50th*	100% (target)
75th*	200% (maximum)
*Interim points are interpolated on a straight-line basis

•For each peer company, revenue growth is based on revenue for the fiscal year preceding the Performance Period (e.g., 12/31/2013) compared to revenue for the last fiscal year of the Performance Period (e.g., 12/31/2016)

•Based on the table above, the Company’s percentile rank in revenue growth against its peer companies is translated into a percentage (of target) payout for 50% of the Award.

2.Total Shareholder Return (TSR)

TSR represents the total return on a company’s common stock to an investor (stock price appreciation plus dividends).

TSR Percentile Ranking Goal	Percent of Target Award Earned
≤ 25th	0%
25th*	25% (threshold)
50th*	100% (target)
75th*	200% (maximum)
*Interim points are interpolated on a straight-line basis

For this purpose, TSR is determined as follows:

TSR =	Change in Stock Price + Dividends Paid
Beginning Stock Price

•	Beginning Stock Price: average closing price of the Stock over the 20 trading days immediately prior to the first day of the Performance Period.

•	Ending Stock Price: average closing price of the Stock over the last 20 trading days of the Performance Period.

•	Change in Stock Price: difference between the Beginning Stock Price and the Ending Stock Price.

•
Dividends Paid: total of all dividends paid on one share of Stock during the applicable calendar quarter(s) during the Performance Period, provided that dividends shall be treated as though they are reinvested on day of payment based on closing price of the Stock on that day.

•	Based on the table above, the Company’s percentile rank in TSR against its peer companies is translated into a percentage (of target) payout for 50% of the Award.

Payment
As soon as practicable during your first taxable year ending after the last day of the Performance Period, vested Units (including dividend equivalents accruing after the end of the Performance Period and prior to the payment date), if any, will be paid to you or your beneficiary (or estate if there is no beneficiary), as applicable, in one share of Stock for each whole Unit and a cash payment for any fraction of a Unit. The value of each fractional Unit will be based on the average high and low prices of Stock as reported on the Composite Tape of the New York Stock Exchange as of the effective date of payment.

Code Section 409A
The Units are intended to be exempt from or compliant with Code Section 409A and the U.S. Treasury Regulations relating thereto so as not to subject you to the payment of additional taxes and interest under Code Section 409A or other adverse tax consequences. In furtherance of this intent, the provisions of this Agreement will be interpreted, operated, and administered in a manner consistent with these intentions. The Committee may modify the terms of this Agreement, the Plan or both, without your consent, in the manner that the Committee may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This section does not create an obligation on the part of the Company to modify the terms of this Agreement or the Plan and does not guarantee that the Units or the delivery of shares of Stock upon vesting/settlement of the Units will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section 409A. In no event whatsoever shall the Company be liable to any party for any additional tax, interest or penalties that may be imposed on you by Code Section 409A or any damages for failing to comply with Code Section 409A.

Termination
of Employment

Under 55/10 Rule
If you terminate employment after attainment of age 55 with at least 10 years of service and either (i) you are an active employee for six months following the Date of Grant or (ii) you have been notified by the Company or, if different, your employer (the “Employer”), that your employment with the Company or Employer will terminate because of either lack of work or divestiture to an entity less than 50% owned by DuPont, the Units will remain subject to the Vesting Terms and will be paid in accordance with the Payment provisions above. However, the number of Units will be prorated based on the number of months you were employed from the Date of Grant through the end of the Performance Period.

Due to Lack of Work, Divestiture to Entity Less Than 50% Owned by DuPont, Disability, or Death
If you terminate employment due to (i) disability; (ii) death; (iii) lack of work; or (iv) divestiture to an entity less than 50% owned by the Company, the Units will remain subject to the Vesting Terms and will be paid in accordance with the Payment provisions above. However, the number of Units will be prorated based on the number of months you were employed from the Date of Grant through the end of the Performance Period.

Due to Any Other Reason (such as voluntary termination)	Units will be forfeited as of the date on which you terminate employment.

Restricted Conduct
If you engage in any of the conduct described in subparagraphs (i) through (v) below for any reason, in addition to all remedies in law and/or equity available to the Company or any Subsidiary or Affiliate, you shall forfeit all Units. For purposes of subparagraphs (i) through (v) below, “Company” shall mean E. I. du Pont de Nemours and Company and/or any of its Subsidiaries or Affiliates.

(i) Confidential Information. During the course of your employment with the Company and thereafter, you use or disclose, except on behalf of the Company and pursuant to the Company’s directions, any Company “Confidential Information” (i.e., information concerning the Company and its business that is not generally known outside the Company, and includes, but is not limited to, (a) trade secrets; (b) intellectual property; (c) information regarding the Company’s present and/or future products, developments, processes and systems, including invention disclosures and patent applications; (d) information on customers or potential customers, including customers’ names, sales records, prices, and other terms of sales and Company cost information; (e) Company business plans, marketing plans, financial data and projections; and (f) information received in confidence by the Company from third parties. Information regarding products, services or technological innovations in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company is considering for broader use, shall be deemed not generally known until such broader use is actually commercially implemented.); and/or

(ii) Solicitation of Employees. During your employment and for a period of one year following the termination of your employment for any reason, you hire, recruit, solicit or induce, or cause, allow, permit or aid others to hire, recruit, solicit or induce, any employee of the Company who possesses Confidential Information of the Company to terminate his/her employment with the Company and/or to seek employment with your new or prospective employer; and/or

(iii) Solicitation of Customers. During your employment and for a period of one year following the termination of your employment for any reason, you, directly or indirectly, on behalf of yourself or any other person, company or entity, solicit or participate in soliciting, products or services competitive with or similar to products or services offered by, manufactured by, designed by or distributed by the Company to any person, company or entity which was a customer or potential customer for such products or services and with which you had direct or indirect contact regarding those products or services or about which you learned Confidential Information at any time during the two years prior to your termination of employment with the Company; and/or

(iv) Non-Competition regarding Products or Services. During your employment and for a period of one year following the termination of your employment for any reason, you, directly or indirectly, in any capacity, provide products or services competitive with or similar to products or services offered by the Company to any person, company or entity which was a customer for such products or services and with which customer you had direct or indirect contact regarding those products or services or about which customer you learned Confidential Information at any time during the two years prior to your termination of employment with the Company; and/or

(v) Non-Competition regarding Activities. During your employment and for a period of one year following the termination of your employment for any reason, you engage in activities which are entirely or in part the same as or similar to activities in which you engaged at any time during the two years preceding termination of your employment with the Company for any person, company or entity in connection with products, services or technological developments (existing or planned) that are entirely or in part the same as, similar to, or competitive with, any products, services or technological developments (existing or planned) on which you worked at any time during the two years preceding termination of your employment. This paragraph applies in countries in which you have physically been present performing work for the Company at any time during the two years preceding termination of your employment.

Recoupment Policy	This Award shall be subject to the Company’s Incentive Compensation Clawback Policy (as it may be amended from time to time), the terms of which are incorporated herein by reference.

Repayment/

Forfeiture
Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time.

Deferral	If you are an officer of the Company, you may defer the settlement of this Award in accordance with the procedures established by the Company for that purpose.

Withholding
You acknowledge that the Company and/or your employer (the “Employer”) (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Units, including, but not limited to, the grant, vesting or settlement of the Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent units; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Units to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-

Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or (iii) withholding in shares of Stock to be issued upon settlement of the Unit.

If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.

Finally, you agree to pay to the Company or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

Notwithstanding anything in this section to the contrary, to avoid a prohibited acceleration under Code Section 409A, if shares of Stock subject to the Units will be withheld (or sold on your behalf) to satisfy any Tax Related Items arising prior to the date of settlement of the Units for any portion of the Units that is considered nonqualified deferred compensation subject to Code Section 409A, then the number of shares withheld (or sold on your behalf) shall not exceed the number of shares that equals the liability for Tax-Related Items.

Severability
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Waiver
You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

Imposition of Other

Requirements
The Company reserves the right to impose other requirements on your participation in this Agreement, on the Units and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.